KENNEDY CAPITAL ESG SMID CAP FUND Investor Class (Ticker Symbol: ESGSX) Institutional Class (Ticker Symbol: KESGX)
Summary Prospectus	June 28, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at www.kennedycapital.com.  You may also obtain this information at no cost by calling 1-877-882-8825 or by sending an e-mail request to funds@kennedycapital.com. The Fund’s Prospectus and Statement of Additional Information, both dated June 28, 2019 as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-877-882-8825 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-877-882-8825 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

Investment Objective

The investment objective of the Kennedy Capital ESG SMID Cap Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution (Rule 12b-1) fees	0.25%	None
Other expenses[1]	0.61%	0.61%
Total annual fund operating expenses	1.61%	1.36%
Fees waived and/or expenses reimbursed[2]	(0.54%)	(0.54%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses1.2	1.07%	0.82%

1	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
2	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.07% and 0.82% of the average daily net assets of the Investor Class shares and Institutional Class shares of the Fund, respectively. This agreement is in effect until June 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class shares	$109	$455
Institutional Class shares	$84	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small and mid capitalization companies. In particular, the Fund primarily invests in a diversified portfolio of common stock of domestic companies. The Fund’s advisor, Kennedy Capital Management, Inc. (the “Advisor”), defines small and mid capitalization companies as those with market capitalizations within the range of companies included in the Russell 2500TM Index (the “Index”) at the time of purchase. The capitalization range of companies in the Index may change with market conditions or due to changes in the composition of the Index. As of March 31, 2019, the market capitalization range of the Index was between $7 million and $25.6 billion. Investments in companies that move above or below the capitalization range of the Index may continue to be held by the Fund in the Advisor’s sole discretion, and the Fund’s investments are not limited to the stocks included in the Index.

The Advisor’s investment decisions for the Fund are made primarily on the basis of bottom-up, fundamental research, integrated with an analysis of a company’s environmental, social and governance (“ESG”) characteristics. ESG factors are considered on both an inclusionary and exclusionary basis. The Advisor’s investment process involves examining four key components: (i) the company’s corporate performance (including traditional fundamentals and ESG variables); (ii) systematic effects on the company’s business; (iii) the company’s competitive position; and (iv) the company’s intrinsic value. The Advisor’s environmental assessment process includes identifying companies that provide products or services that are tied to an environmental competitive advantage as compared to their peers. For example, the Fund may invest in companies offering products or services with superior energy efficiency, solutions to emissions regulations, or services related to recycling and product reuse. Social assessment includes identifying companies that promote societal benefits or address societal challenges. For example, the Fund may invest in companies that focus on lowering the cost of healthcare, combatting the opioid epidemic, or offering ethically sourced products. Governance assessment includes a focus on shareholder rights, senior management compensation, board structure and audit/accounting risk.

The Advisor may complement its internal ESG assessment of a company with relevant primary data from third parties regarding ESG considerations such as carbon emissions and reserves, business involvement data for key social issues, and corporate governance. The Advisor does not utilize third party ESG rankings or a scoring mechanism in the Fund’s portfolio construction process. The Advisor engages in active dialogues with company management teams to further inform its investment decision-making and to foster discussion with management regarding ESG issues and opportunities.

The Fund is fossil fuel free which means it excludes companies that hold fossil fuel reserves on their balance sheets. The Fund prioritizes reduced greenhouse gas emissions (reported and estimated) in the portfolio construction process. In addition, the Fund’s ESG criteria is designed to exclude companies that are involved in, and/or derive significant revenue from, certain industries or product lines, including tobacco, civil firearms (defined as those firearms typically available for consumer use in the United States) and controversial weapons (defined as cluster munitions and land mines). The Fund’s ESG criteria does not exclude traditional defense contractors with no exposure to controversial weapons or civil firearms.

The Fund invests in growth-oriented companies as well as those companies that the Advisor considers to be undervalued. The Advisor utilizes a company’s return on invested capital as a central component of its analysis to determine the intrinsic value of companies included in the Fund’s portfolio.

The Advisor may sell all or a portion of a position of the Fund’s portfolio holding when in its opinion one or more of the following occurs, among other reasons: (i) the issuer’s fundamentals deteriorate; (ii) there is a significant change in the company’s performance relative to ESG criteria or the Advisor’s assessment thereof; (iii) the Advisor’s valuation analysis determines a security has realized it full valuation; (iv) the Advisor identifies more attractive investment opportunities for the Fund; or (v) the Fund requires cash to meet redemption requests.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholders’ ability to exchange or redeem Fund shares may be affected.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ESG criteria risk. While the Advisor believes that the integration of ESG analysis as part of the investment process contributes to its risk management approach, the Fund’s consideration of ESG criteria in making its investment decisions may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. In addition, because the Fund’s ESG criteria exclude securities of certain issuers, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Growth-oriented investment strategies risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Liquidity risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

No operating history. The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Kennedy Capital Management, Inc.

Portfolio Manager

Christian McDonald, CFA has been primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on June 28, 2019.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, generally you must invest at least the minimum amount. Currently, Investor Class shares are not available for purchase.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Institutional Class
Direct Regular Accounts	$50,000	$100
Direct Retirement Accounts	$50,000	$100
Automatic Investment Plan	$50,000	$100
Gift Account For Minors	$50,000	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.